EXHIBIT 10.30
Confidential Treatment Requested by
American Superconductor Corporation

Amendment No. 2 to
Supply Contract for
DF2000/50Hz Electric Control Systems
for the WT2000DF Wind Turbine

This Amendment Number 2 (the “Amendment”) to the Supply Contract for DF2000/50Hz Electric Control Systems for the WT2000DF Wind Turbine dated December 16, 2015, as amended (the “Supply Contract”), by and between Inox Wind Limited, having its head office at Plot No. 17, Sector 16-A, Noida 201301 (U.P) India (the “Buyer”), and American Superconductor Corporation, having its head office at 114 East Main Street, Ayer, MA 01432, USA (the “Seller”), is entered into on May 18, 2018 (the “Amendment Effective Date”). All capitalized terms that are used but not defined in this Amendment shall have the respective meanings ascribed thereto in the Supply Contract.

WHEREAS, in accordance with Section 26.2 of the Supply Contract, the Buyer and the Seller desire to amend Section 3.4(e) of the Supply Contract as set forth in this Amendment.

The Buyer and the Seller agree to amend the Supply Contract as follows:

1.	With effect from the Amendment Effective Date, Section 3.4(e) of the Supply Contract is deleted in its entirety and replaced with the following:
“(e)    include provisions for payment by Buyer to be made [**] of the applicable FCR [**]; and”

2.	Except as amended by this Amendment, all other terms and conditions of the Supply Contract shall continue unchanged and remain in full force and effect.

3.	This Amendment may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Amendment.
The Amendment has been entered into on the date stated in the introductory clause of this Amendment.

Inox Wind Limited        American Superconductor Corporation

BY: /s/ Rajeev Gupta         BY: /s/ John Kosiba

NAME: Rajeev Gupta         NAME: John Kosiba

TITLE: Director         TITLE: CFO

DATE: 18 May 2018         DATE: 5/21/18

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Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.